UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 8, 2002

                       DIGITAL COURIER TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                         0-20771              87-0461586
          --------                         -------              ----------
(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                         Identification Number)


348 East 6400 South, Suite 220, Salt Lake City, Utah            84107
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (801) 266-5390
                                                    --------------

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)



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Item 4. Changes in Registrants Certifying Accountant

(a) Previous Independent Accountants.

    (i) On November 4, 2002, BDO Seidman LLP, the Company's independent accountant for the years ended June 30, 2001 and 2002, notified the Company that it had resigned and that the client-auditor relationship between DCTI and BDO Seidman LLP had ceased.

    (ii) The reports of BDO Seidman LLP on our consolidated financial statements as of and for the years ended June 30, 2001 and 2002, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle, except that the reports for both such were qualified with cautionary statements expressing uncertainty about the Company's ability to continue as a going concern.

    (iii)   Our Board of Directors has accepted the  resignation  of BDO Seidman
            LLP.

    (iv) In connection with the audits of the two fiscal years ended June 30, 2002 and during the subsequent period from July 1, 2002 through November 4, 2002, there were no disagreements between the Company and BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their opinion.

    (v) During the two most recent fiscal years and through November 4, 2002, there occurred no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

    The Company has provided BDO Seidman LLP with a copy of this Report and, at the request of the Company, BDO Seidman LLP has furnished a letter addressed to the Securities and Exchange Commission in which it states that it agrees with the foregoing statements. A copy of that letter is attached as Exhibit 16 to this Report.

(b) New Independent Accountants.

The Company has engaged Tanner + Co., P.C., Salt Lake City, Utah, as its new independent accountants as of November 11, 2002. The Company did not consult with Tanner + Co. prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a disagreement or a reportable event (as such terms are defined in Item 304(a)(1) of Regulation S-K).


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


Item 5.  Other Events and Regulation FD Disclosure

On October 8, 2002, Tom Tesmer resigned as interim Chief Executive Officer, and Lynn J. Langford was named Chief Executive Officer and Chief Financial Officer. On October 24, 2002 Mr. Langford resigned as Chief Executive Officer, and Mr. Don Marshall was named Chief Executive Officer. Mr. Langford continues as Chief Financial Officer.

On November 4, 2002, Tom Tesmer resigned as a member of the board of directors.

Messrs. Craig Darling, Stephen T. Cannon and Lee Britton continue to serve as directors.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 11, 2002

                                            DIGITAL COURIER TECHNOLOGIES, INC.



                                             By:  /s/Lynn J. Langford
                                                  --------------------------
                                                     Lynn J. Langford
                                                  Chief Financial Officer

                                               :   /s/Don Marshall
                                                  --------------------------
                                                     Don Marshall
                                                     Chief Executive Officer


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